UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2013

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34736	20-3533152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 1, 2013, SemGas, L.P., a wholly-owned subsidiary of SemGroup Corporation (the “Company”), completed the acquisition (the “Acquisition”) of all the outstanding equity interests in Mid-America Midstream Gas Services, L.L.C. (“MAMGS”) from Chesapeake Midstream Development, L.L.C. (“CMD”), a subsidiary of Chesapeake Energy Corporation (“Chesapeake”), in exchange for approximately $300 million in cash. The Acquisition was made pursuant to the previously disclosed unit purchase agreement, dated as of April 30, 2013 (the “Purchase Agreement”), by and between CMD and SemGas, L.P., as amended by a First Amendment to Unit Purchase Agreement, dated as of July 31, 2013, by and between CMD and SemGas, L.P. (the “First Amendment”).

MAMGS owns natural gas gathering and processing assets in the Mississippi Lime play in Northern Oklahoma, including 200 miles of gathering pipelines and certain other assets related to two gas processing plants that are under construction. The two plants are expected to be operational in the first quarter of 2014 and the first quarter of 2016, respectively. Once completed, the plants will have a combined processing capacity of 400 million cubic feet per day.

In connection with the closing of the Acquisition, SemGas, L.P. entered into a long-term, 100% fee-based gas gathering and processing agreement with certain affiliates of Chesapeake and Sinopec International Petroleum Exploration and Production Corporation, a joint venture partner of Chesapeake (“Sinopec”), under which the Company received certain gathering and processing rights with respect to gas produced by certain affiliates of Chesapeake and Sinopec from acreage in the Mississippi Lime play. The properties encompassed by the acreage dedications under this gas gathering and processing agreement include approximately 540,000 net acres.

The Company funded the Acquisition through the combination of a portion of the net proceeds from the previously disclosed private placement of the Company’s 7.50% Senior Notes due 2021 (the “Notes”) and a borrowing under the revolving credit facility under the Company’s corporate credit agreement.

The initial purchasers of the Notes and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for us from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In addition, affiliates of each of such initial purchasers are lenders, and in some cases agents for the lenders, under the revolving credit facility under the Company’s corporate credit agreement.

The foregoing description of the Acquisition is not complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement and the First Amendment, which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The Company has determined that the Acquisition does not constitute a “business” within the meaning of Rule 11-01(d) of Regulation S-X and, therefore, no financial statements, including pro forma financial information, are required to be filed in connection with the Acquisition.

Item 7.01.	Regulation FD Disclosure.

On August 1, 2013, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain matters contained in this filing include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this filing may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, any of the factors discussed from time to time in each of our documents and reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this filing, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description

2.1	Unit Purchase Agreement, dated as of April 30, 2013, by and between Chesapeake Midstream Development, L.L.C. and SemGas, L.P.

2.2	First Amendment to Unit Purchase Agreement, dated as of July 31, 2013, by and between Chesapeake Midstream Development, L.L.C. and SemGas, L.P.

99.1	Press Release, dated August 1, 2013, issued by SemGroup Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: August 6, 2013	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Unit Purchase Agreement, dated as of April 30, 2013, by and between Chesapeake Midstream Development, L.L.C. and SemGas, L.P.

2.2	First Amendment to Unit Purchase Agreement, dated as of July 31, 2013, by and between Chesapeake Midstream Development, L.L.C. and SemGas, L.P

99.1	Press Release, dated August 1, 2013, issued by SemGroup Corporation.